                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement (No. 333-102084) on Form S-8 of Community First, Inc. of our report dated March 24, 2005 appearing in this Annual Report on Form 10-KSB of Community First, Inc. for the year ended December 31, 2004.

                                           /s/ Crowe Chizek and Company LLC

Brentwood, Tennessee
May 13, 2005